SHARE CAPITAL	6 Months Ended
Jun. 30, 2016
SHARE CAPITAL
SHARE CAPITAL

10.    SHARE CAPITAL

COMMON SHARES

	2016		2015
June 30,	Number of Shares	Amount	Number of Shares	Amount
(millions of Canadian dollars; number of common shares in millions)
Balance at beginning of period	868	7,391	852	6,669
Common shares issued1	56	2,241	-	-
Dividend Reinvestment and Share Purchase Plan	8	395	5	316
Shares issued on exercise of stock options	2	25	3	54

Balance at end of period	934	10,052	860	7,039

1	Gross proceeds - $2,300 million (2015 - nil); net issuance costs - $59 million (2015 - nil).

EARNINGS PER COMMON SHARE

Earnings per common share is calculated by dividing earnings attributable to common shareholders by the weighted average number of common shares outstanding. The weighted average number of common shares outstanding has been reduced by the Company’s pro-rata weighted average interest in its own common shares of 13 million (2015 - 12 million) for the three and six months ended June 30, 2016, resulting from the Company’s reciprocal investment in Noverco.

The treasury stock method is used to determine the dilutive impact of stock options. This method assumes any proceeds from the exercise of stock options would be used to purchase common shares at the average market price during the period.

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
(number of shares in millions)
Weighted average shares outstanding	917	846	897	843
Effect of dilutive options	8	12	7	13

Diluted weighted average shares outstanding	925	858	904	856

For the three and six months ended June 30, 2016, 7,802,601 and 13,976,687 anti-dilutive stock options (2015 - 5,851,770) with a weighted average exercise price of $55.77 and $51.34 (2015 - $59.14) were excluded from the diluted earnings per common share calculation.